UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________

SCHEDULE 14A

________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FLASH SPORTS & MEDIA HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

_____________________________________________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

Flash Sports & Media Holdings, Inc. is amending its proxy notice & access card filed on Schedule 14A with the Securities and Exchange Commission on August 13, 2026, in order to correct a typographical error in the meeting time by changing “9:30 PM ET” to “9:30 AM ET.” There are no other revisions to the proxy notice & access card.

Flash Sports & Media Holdings, Inc.
1140 Avenue of the Americas, Suite 1140
New York, New York 10036

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on Monday, September 28, 2026

NAME
ADDRESS1
ADDRESS2
COUNTRY

Control #: XXXXXXXXXX

As part of our efforts to conserve environmental resources and prevent unnecessary corporate expenses, Flash Sports & Media Holdings, Inc. has elected to provide Internet access to its proxy statement and annual reports rather than mailing paper copies. This reduces postage, printing expenses, and unnecessary paper waste.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items

The board of directors recommends a vote FOR all the nominees for director in Proposal 1 and FOR Proposals 2, 3 and 4. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this Proxy will be voted FOR all the nominees for director in Proposal 1 and FOR Proposals 2, 3 and 4.

1. ELECTION OF DIRECTORS

1. Donald Fell	2. Sonia Lo	3. Gary Herman
4. Rahul Johri	5. Surendra Ajjarapu	

2. To ratify the appointment of Suri and Co., Chartered Accountants, to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2026
3. To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the proxy statement
4. To approve the Amended and Restated 2021 Omnibus Stock Incentive Plan.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

HOW TO ACCESS THE PROXY MATERIALS

The proxy statement and annual report to security holders are available online at: **https://vote.colonialstock.com/flash2026**

HOW TO VOTE

BY INTERNET https://vote.colonialstock.com/flash2026
On the above website, you can vote by clicking "Vote" and then entering the control number above as directed.

BY PHONE 877-285-8605

BY MAIL Send a paper proxy voting card by mail. You may request a proxy card by contacting us at 877-285-8605.

IN PERSON Vote in person at the meeting.

MEETING INFORMATION

Meeting Type:	Annual Meeting
Meeting Date:	September 28, 2026 9:30 AM ET
Meeting Location:	TO BE HELD VIRTUALLY AT https://vote.colonialstock.com/flash2026

TO ORDER A PAPER OR E-MAIL COPY OF THE PROXY MATERIALS:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make your request for a copy as instructed below on or before: September 18, 2026

- By Phone: (877) 285-8605
- By Internet: https://vote.colonialstock.com/flash2026
- By Email annualmeeting@colonialstock.com

If requesting materials by email, please include the control number listed above with your request.